UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2006

FREIGHTCAR AMERICA, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51237	25-1837219
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two North Riverside Plaza, Suite 1250 Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

(800) 458-2235

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On September 6, 2006, the Company filed a Certificate of Amendment of Certificate of Incorporation (“Certificate of Amendment”) with the Secretary of State of Delaware to amend Article 5 of the Certificate of Incorporation. The Certificate of Amendment amended Article 5 to provide that a director elected at an annual meeting of stockholders to succeed a director appointed by the Board of Directors to fill a vacancy on the Board of Directors shall be elected to a term that expires at the next annual meeting of stockholders at which the terms of the other directors of that director’s class are or would be scheduled to expire. A copy of the Certificate of Amendment, together with the Certificate of Ownership and Merger, is attached as Exhibit 3.1 hereto.

(b) The Board of Directors approved an amendment to the Amended and Restated By-laws of the Company on February 7, 2006 (the “Amendment”), to amend Article 3 of the Amended and Restated By-laws to provide that a director elected at an annual meeting of stockholders to succeed a director appointed by the Board of Directors to fill a vacancy on the Board of Directors shall be elected to a term that expires at the next annual meeting of stockholders at which the terms of the other directors of that director’s class are or would be scheduled to expire. A copy of the Amendment, together with the Amended and Restated By-laws of the Company (including other amendments thereto), is attached as Exhibit 3.2 hereto.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3.1	Certificate of Amendment, dated September 6, 2006, together with the Certificate of Ownership and Merger of FreightCar America, Inc. into FCA Acquisition Corp., dated April 1, 2005.

Exhibit 3.2	Amendment to the Amended and Restated By-laws of FreightCar America, Inc., together with the Amended and Restated By-laws of FreightCar America, Inc. (including other amendments thereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FreightCar America, Inc.

Date: September 7, 2006	By:	/s/ Kevin P. Bagby
	Name:	Kevin P. Bagby
	Title:	Vice President, Finance, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 3.1	Certificate of Amendment, dated September 6, 2006, together with the Certificate of Ownership and Merger of FreightCar America, Inc. into FCA Acquisition Corp., dated April 1, 2005.

Exhibit 3.2	Amendment to the Amended and Restated By-laws of FreightCar America, Inc., together with the Amended and Restated By-laws of FreightCar America, Inc. (including other amendments thereto).